                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 4.1

COMMON STOCK                                                                    COMMON STOCK

No Par Value                                                                    THIS CERTIFICATE IS TRANSFERABLE
                                                                                IN CANTON,MA AND JERSEY CITY, NJ



Certificate                                                                         Shares
Number                                                                          **600620******
ZQ 000300                                                                       ***600620*****
                                                                                ****600620****
                                                                                *****600620***

                    QIAO XING MOBILE COMMUNICATION CO., LTD.
           INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS




THIS CERTIFIES THAT                MR. SAMPLE & MRS. SAMPLE &                   CUSIP G73031 10 9
                                   MR. SAMPLE & MRS. SAMPLE                     SEE REVERSE FOR CERTAIN DEFINITIONS




IS THE OWNER OF                    ***SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY***



          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


QIAO XING MOBILE COMMUNICATION CO., LTD. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.




President                          SEAL                                         DATED (MONTH DAY YEAR)

                                                                                COUNTERSIGNED AND REGISTERED:
                                                                                COMPUTERSHARE TRUST CO., INC.
                                                                                (DENVER)
                                                                                TRANSFER AGENT AND REGISTRAR,
Secretary

QIAO XING MOBILE COMMUNICATION CO., LTD.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -   as tenants in common                        UNIF GIFT MIN ACT-            Custodian
TEN ENT    -   as tenants by the entireties                                     (CUST)              (Minor)
JT TEN     -   as joint tenants with right of survivorship under Uniform Gifts to Minors Act
               and not as tenants in common                                                  (STATE)
                                                           UNIF TRF MIN ACT               Custodian (until age.........)
                                                                                (CUST)                         (MINOR)
                                                           under Uniform Transfers to Minors Act.........
                                                                                                 (STATE)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assiqn and transfer unto

PLEASE INSERT
SOCIAL SECURITY
OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated:___________20____                       __________________________________
                                              Signature:

                                              __________________________________
                                              Signature:
                                              NOTE: THE SIGNATURE TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE FACE
                                              OF THE CERTIFICATE, IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT, OR ANY CHANGE
                                              WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.